Exhibit 99.1
Blue Owl Technology Finance Corp. and Blue Owl Technology Finance Corp. II Announce Shareholder Approvals of Merger
NEW YORK – March 20, 2025 – Blue Owl Technology Finance Corp. (“OTF”) and Blue Owl Technology Finance Corp. II (“OTF II”) today announced that each company obtained shareholder approval of all proposals related to the previously announced merger between the two companies, with OTF as the surviving company.
At their respective shareholder meetings held today, shareholders voted overwhelmingly in favor of the proposed transaction, with nearly 100% of votes cast at OTF and OTF II, respectively, voting in favor of the proposals related to the merger. The transaction is expected to close on or around March 24, 2025, subject to the satisfaction of customary closing conditions.
“We would like to thank the shareholders of both OTF and OTF II for their strong support of this transaction, which we expect to be accretive to net investment income for both sets of shareholders,” said Craig W. Packer, Chief Executive Officer of OTF and OTF II. “Upon closing, this transaction is expected to create the largest software-focused BDC by total assets, and we look forward to leveraging the increased scale of the combined company to deliver immediate and long-term benefits to all shareholders.”
About Blue Owl Technology Finance Corp.
Blue Owl Technology Finance Corp. (“OTF”) is a specialty finance company focused on making debt and equity investments to U.S. technology-related companies, with a strategic focus on software. As of December 31, 2024, OTF had investments in 148 portfolio companies with an aggregate fair value of $6.4 billion. OTF has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OTF is externally managed by Blue Owl Technology Credit Advisors LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. ("Blue Owl") (NYSE: OWL) and part of Blue Owl’s Credit platform.
About Blue Owl Technology Finance Corp. II
Blue Owl Technology Finance Corp. II (“OTF II”) is a specialty finance company focused on making debt and equity investments to U.S. technology-related companies, with a strategic focus on software. As of December 31, 2024, OTF II had investments in 125 portfolio companies with an aggregate fair value of $5.4 billion. OTF II has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OTF II is externally managed by Blue Owl Technology Credit Advisors II LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. ("Blue Owl") (NYSE: OWL) and part of Blue Owl’s Credit platform.
Forward-Looking Statements
Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition of OTF or OTF II or the two-step merger (collectively, the “Mergers”) of OTF II with and into OTF. The forward-looking statements may include statements as to: future operating results of OTF and OTF II and distribution projections; business prospects of OTF and OTF II and the prospects of their portfolio companies; and the impact of the investments that OTF and OTF II expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Mergers; (iv) the possibility that competing offers or acquisition proposals will be made; (v) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vi) risks related to diverting management’s attention from ongoing business operations; (vii) the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability; (viii) changes in the economy, financial markets and political environment; (ix) the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East and North Africa regions and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; (x) future changes in law or regulations; (xi) conditions to OTF’s and OTF II’s operating areas, particularly with respect to business development companies or regulated investment companies; (xii) an economic downturn, elevated interest rates and fluctuating inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, uncertainties related to the potential impact of tariff enactment and tax reductions, and the risk of recession or a shutdown of government services could impact business prospects of OTF and OTF II and their portfolio companies or following the closing of the Mergers, the combined company; (xiii) the ability of Blue Owl Technology Credit Advisors LLC to locate suitable investments for the combined company and to monitor and administer its investments; (xiv) the ability of Blue Owl Technology Credit Advisors LLC to attract and retain highly talented professionals; and (xv) other considerations that may be disclosed from time to time in OTF’s and OTF II’s publicly disseminated documents and filings with the Securities and Exchange Commission (“SEC”). OTF and OTF II have based the forward-looking statements included in this press release on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although OTF and OTF II undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OTF and OTF II in the future may file with the SEC, including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Additional Information and Where to Find It
In connection with the Mergers, OTF and OTF II filed with the SEC and mailed to their respective shareholders a joint proxy statement/prospectus (the “Joint Proxy Statement”) and OTF filed with the SEC a registration statement on Form N-14 (the “Registration Statement”) that includes the Joint Proxy Statement and a prospectus of OTF. The Joint Proxy Statement and Registration Statement each contain important information about OTF, OTF II, the Mergers and related matters. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF OTF AND OTF II ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OTF, OTF II, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documentation filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and for documents filed by OTF and OTF II at https://www.blueowlproducts.com/otf-otf-ii-merger.
Investor Contact:
BDC Investor Relations
Michael Mosticchio
credit-ir@blueowl.com

Media Contact:
Prosek Partners
Josh Clarkson
pro-blueowl@prosek.com